Exhibit 99.1

FORM OF LETTER OF TRANSMITTAL

Offer to exchange any and all outstanding 10.25% Senior Notes due 2018, issued on May 17, 2010
(CUSIP Nos. 55277B AA3, G59301 AA2; ISIN US55277BAA35, USG59301AA28), for an equal principal amount of
10.25% Senior Notes due 2018 that have been registered under the
Securities Act of 1933, as amended
(CUSIP Nos.          ; ISIN          ),
pursuant to the prospectus dated          , 2010
of
MCE Finance Limited
with unconditional, full and irrevocable guarantees from
the Guarantors

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON          , 2010 UNLESS EXTENDED (SUCH TIME AND DATE AS TO THE EXCHANGE OFFER, AS THE SAME MAY BE EXTENDED, THE ‘‘EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

The Bank of New York Mellon

By Registered & Certified Mail:	By Regular Mail or Overnight Courier:	In Person by Hand Only

The Bank of New York Mellon Corporate Trust Operations Reorganization Unit 101 Barclay Street – 7 East New York, N.Y. 10286 United States of America	The Bank of New York Mellon Corporate Trust Operations Reorganization Unit 101 Barclay Street – 7 East New York, N.Y. 10286 United States of America	The Bank of New York Mellon Corporate Trust Operations Reorganization Unit 101 Barclay Street – 7 East New York, N.Y. 10286 United States of America

By Facsimile (for Eligible Institutions only):

(212)-298-1915

For Information or Confirmation by
Telephone:

(212)-815-5098
Attn: Mr. Randolph Holder

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE ACCOMPANYING IRS FORM W-9 INCLUDED HEREIN. SEE INSTRUCTION 8.

DESCRIPTION OF INITIAL NOTES (See Instructions 2 and 3.) List below the Initial Notes (as defined below) to which this Letter of Transmittal relates.

Aggregate
			Principal	Principal
Name(s) and Address(es) of Registered Owner(s)		Certificate	Amount of	Amount
(Please Fill in, if Blank, Exactly as Name(s)		Number(s)	Initial Notes	Tendered
Appear(s) on the Initial Note(s))		(*)	(*)(**)	(**)(***)

Total Principal Amount

(*) Need not be completed if Initial Notes are being transferred by book-entry transfer.
(**) Initial Notes may be tendered only in minimum denominations of US$2,000 of principal amount and integral multiples of US$1,000 in excess thereof. All Initial Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

(***) Unless otherwise indicated, it will be assumed that ALL Initial Notes described above are being tendered. See Instruction 3.

The undersigned acknowledges that he, she or it has received and reviewed this Letter of Transmittal (the “Letter”) and the Prospectus, dated          , 2010 (as the same may be amended, supplemented or modified from time to time, the “Prospectus”), of MCE Finance Limited (the “Issuer”) and the guarantors listed on Annex A hereto (the ‘‘Guarantors”), which together constitute the offer to exchange up to $600,000,000 aggregate principal amount of the 10.25% Senior Notes due 2018 (the “Exchange Notes”), which are unconditionally, fully and irrevocably guaranteed by the Guarantors, and which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of their issued and outstanding 10.25% Senior Notes due 2018 (the “Initial Notes”), which are unconditionally, fully and irrevocably guaranteed by the Guarantors, from the registered holders thereof (each, a “Holder” and, collectively, the “Holders”), upon the terms and subject to the conditions set forth in the Prospectus and this Letter (such exchange offer, the ‘‘Exchange Offer”).

For each Initial Note accepted for exchange, the Holder of such Initial Note will receive a Exchange Note having a principal amount equal to that of the surrendered Initial Note. The Exchange Notes will accrue interest from the most recent date to which interest has been paid or provided for on the Initial Notes or, if no interest has been paid on the Initial Notes, from the date of original issue of the Initial notes. Accordingly, registered Holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the last interest payment date on which interest was paid or provided for on the Initial Notes or, if no interest has been paid on the Initial Notes, from the date of original issue of the Initial Notes. Initial Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Initial Notes whose Initial Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Initial Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

This Letter is to be completed by a Holder of Initial Notes either if certificates are to be forwarded herewith or if a tender of certificates for Initial Notes, if available, is to be made by book-entry transfer (the “Book-Entry Transfer Facility”) to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer — Book-Entry Transfer” section of the Prospectus and an Agent’s Message is not delivered. Holders of Initial Notes whose certificates are not immediately available or who are unable to deliver their certificates or confirmation of the book-entry tender of their Initial Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility (a “Book-Entry Confirmation”) and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Initial Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” section of the Prospectus. See Instruction 1. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

MUTILATED, LOST, STOLEN OR DESTROYED NOTES

☐	CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING NOTES THAT YOU OWN HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 9.

BOOK-ENTRY TRANSFER

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER):

Name(s) of Tendering Institution (s):

Account Number (s):

Transaction Code Number (s):

GUARANTEED DELIVERY

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING. (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Holder (s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivered by book-entry transfer:

Account Number at Book-Entry Transfer Facility:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND ADDITIONAL COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO WITHIN 180 DAYS AFTER THE EXPIRATION DATE.

Name:

Address:

Number of Copies Requested:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges and represents that it will deliver a prospectus meeting the requirements of the Securities Act, in connection with any resale of such Exchange Notes; however, by so acknowledging and representing and by delivering such a prospectus the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes, it represents that the Initial Notes to be exchanged for the Exchange Notes were acquired as a result of market-making activities or other trading activities. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Initial Notes described above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Initial Notes as are being tendered hereby and any and all Notes or other securities issued, paid or distributed or issuable, payable or distributable in respect of such Notes on or after          , 2010.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent, attorney-in-fact and proxy with respect to Initial Notes tendered hereby, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), among other things, to cause the Initial Notes to be assigned, transferred and exchanged.

The undersigned hereby represents and warrants (a) that the undersigned has full power and authority to tender, sell, assign and transfer the Initial Notes, (b) that when such Initial Notes are accepted for exchange, the Issuer will acquire good and unencumbered title to such notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim and such Initial Notes will not have been transferred to the Issuer in violation of any contractual or other restriction on the transfer thereof, (c) that any Exchange Notes acquired in exchange for Initial Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (d) that neither the Holder of such Initial Notes nor any such other person is participating in, intends to participate in, or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of Initial Notes or Exchange Notes, (e) that neither the Holder of such Initial Notes nor any such other person is an “affiliate,” as defined in Rule 144 under the Securities Act, of the Issuer or any Guarantor, and (f) that neither the Holder of such Initial Notes nor such other person is acting on behalf of any person who could not truthfully make the foregoing representations and warranties.

The undersigned acknowledges that the Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to unrelated third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Initial Notes may be offered for resale, resold and otherwise transferred by Holders thereof, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Holder is not an “affiliate,” as defined in Rule 144 of the Securities Act, of the Issuer or any Guarantor, such Holder is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes and such Exchange Notes are acquired in the ordinary course of such Holder’s business. However, the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as made in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes, it represents that the Initial Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the Exchange Notes (other than a resale of Exchange Notes received in exchange for an unsold allotment from the original sale of the Initial Notes) with the Prospectus. The Prospectus may be used by certain broker-dealers (“Participating Broker-Dealers”) for a period of time, starting on the Expiration Date and ending on the close of business 180 days after the Expiration Date in connection with the sale or transfer of such Exchange Notes. The Issuer has agreed that, for such period of time, it will make the Prospectus available to such a broker-dealer which elects to exchange Initial Notes, acquired for its own account as a result of market making or other trading activities (other than Initial Notes acquired directly from MCE Finance or any of its Affiliates), for Exchange Notes pursuant to the Exchange Offer for use in connection with any resale of such Exchange Notes. By tendering in the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer acknowledges and agrees to notify the Issuer prior to using the Prospectus in connection with the sale or transfer of Exchange Notes and agrees that, upon receipt of notice from the Issuer of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any changes in the Prospectus in order to make the statements therein (in light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Issuer has amended or supplemented the Prospectus to correct such misstatement or omission and such broker-dealer has obtained a copy of such amended or supplemented Prospectus or (ii) such broker-dealer is advised in writing by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of Exchange Notes. A broker dealer that would receive Exchange Notes for its own account for its Initial Notes, where such Initial Notes were not acquired as a result of market-making activities or other trading activities, will not be able to participate in the Exchange Offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Initial Notes tendered hereby.

All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Tenders of Initial Notes made pursuant to the Exchange Offer are irrevocable, except that Initial Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. See information described in “The Exchange Offer — Withdrawal of Tenders” section of the Prospectus.

The undersigned understands that tender of Initial Notes pursuant to any of the procedures described in the “Procedures for Tendering” section of the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions set forth in the Prospectus, including the undersigned’s representation that the undersigned owns the Initial Notes being tendered. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Initial Notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Initial Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Initial Notes.”

THE UNDERSIGNED BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF INITIAL NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE INITIAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)

  , 2010
  , 2010

SIGNATURE(S) OF OWNER
Area Code and Telephone Number
Dated:  , 2010

If a Holder is tendering an Initial Note, this Letter must be signed by the registered Holder(s) exactly as the name(s) appear(s) on the certificate(s) for the Initial Note or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Name (s):
(Please Print or Type)

Capacity (full title):

Address:

Zip Code

Area Code and Telephone Number:

Tax Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)
(IF REQUIRED BY INSTRUCTION 4)

SIGNATURE(S) GUARANTEED BY AN ELIGIBLE INSTITUTION:
(Authorized Signatures)

Name:

Capacity (full title):

Name of Firm:

Address:

Zip Code

Area Code and Telephone Number):

Dated:  , 2010

(PLEASE COMPLETE ACCOMPANYING IRS FORM W-9 HEREIN. SEE INSTRUCTION 8.)

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 4, 5 and 6)

To be completed ONLY if certificates for Initial Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Initial Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: Exchange Notes and/or Initial Notes to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:

(ZIP CODE)

(Tax Identification or Social Security No.)
(See IRS Form W-9 Included Herein)

☐	Credit unexchanged Initial Notes delivered by book-entry transfer to the Book-Entry Facility account set forth below:

(BOOK-ENTRY TRANSFER FACILITY

ACCOUNT NUMBER(S), IF APPLICABLE)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4, 5 and 6)

To be completed ONLY if certificates for Initial Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled “Description of Initial Notes” on this Letter above.

Mail: Exchange Notes and/or Initial Notes to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:

(ZIP CODE)

(Tax Identification or Social Security No.)
(See IRS Form W-9 Included Herein)

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR INITIAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter and Notes; Guaranteed Delivery Procedures.  This Letter is to be completed by Holders of Initial Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer — Procedures for Tendering” section of the Prospectus and an Agent’s Message is not delivered. Certificates for all physically tendered Initial Notes, or Book-Entry Confirmation (as defined below), as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the applicable Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Initial Notes tendered hereby must be in minimum denominations of US$2,000 of principal amount and integral multiples of US$1,000 in excess thereof. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter. ‘‘Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which message states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Initial Notes which are the subject of the Book-Entry Confirmation that such participant has received and agrees to be bound by the Letter and that the Issuer may enforce the Letter against such participant. “Book-Entry Confirmation” means a timely confirmation of book-entry transfer of Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility.

Holders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or who cannot complete the procedure for book-entry transfer prior to 5:00 p.m., New York City time, on the Expiration Date may tender their Initial Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Initial Notes and the aggregate amount of Initial Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically-tendered Initial Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically-tendered Initial Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

THE METHOD OF DELIVERY OF THIS LETTER, THE INITIAL NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF INITIAL NOTES ARE SENT BY MAIL, IT IS RECOMMENDED THAT THE MAILING BE BY REGISTERED OR CERTIFIED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

THE ISSUER WILL NOT ACCEPT ANY ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS. EACH TENDERING HOLDER, BY EXECUTION OF A LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF OR AGENT’S MESSAGE IN LIEU THEREOF), WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF SUCH TENDER.

2. Inadequate Space.  If the space provided in the box captioned “Description of Notes Tendered” above is inadequate, the certificate number(s) and/or the principal amount of Notes and any other required information should be listed on a separate signed schedule and such schedule should be attached to this Letter.

3. Partial Tenders (Not Applicable to Noteholders Who Tender by Book-Entry Transfer).  If fewer than all of the Initial Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Initial Notes to be tendered in the box entitled “Description of Initial Notes — Principal Amount of Notes Tendered.” A reissued certificate or book-entry representing the balance of nontendered Initial Notes will be sent to such tendering Holder(s), unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE INITIAL NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

4. Signatures on this Letter; Bond Powers and Endorsements.  If this Letter is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the Initial Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter.

If any of the Initial Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters (or facsimiles thereof or Agent’s Messages in lieu thereof) as there are different registrations of certificates.

If this Letter is signed by the registered Holder(s) of the Initial Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Initial Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution (as defined below).

If this Letter is signed by a person other than the registered Holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder(s) appear(s) on the certificate(s) and the signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Issuer of such persons’ authority to so act, unless such submission is waived by the Issuer.

ENDORSEMENTS ON CERTIFICATES FOR INITIAL NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 4 MUST BE GUARANTEED BY A FIRM WHICH IS A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF A RECOGNIZED MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION INC., INCLUDING THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP), THE STOCK EXCHANGE MEDALLION PROGRAM (SEMP) AND THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM (MSP), OR ANY OTHER “ELIGIBLE GUARANTOR INSTITUTION” (AS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED) (EACH OF THE FOREGOING, AN “ELIGIBLE INSTITUTION”).

SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE INITIAL NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF INITIAL NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH INITIAL NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” IN THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

5. Special Issuance and Delivery Instructions.  Tendering Holders of Initial Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Initial Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Initial Notes by book-entry transfer may request that Initial Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate herein. If no such instructions are given, such Initial Notes not exchanged will be returned to the name and address of the person signing this Letter.

6. Transfer Taxes.  Except as otherwise provided in this Instruction 6, the Issuer will pay any transfer taxes with respect to the transfer of Initial Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes or substitute Initial Notes not exchanged are to be delivered to or registered or issued in the name of, any person other than the registered Holder(s) of the Initial Notes tendered hereby, or if tendered Initial Notes are registered in the name of any person other than the person(s) signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Initial Notes to the Issuer or their order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder(s) or any other person) payable on account of the transfer to such person will be payable by the Holder(s) tendering hereby. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder(s).

7. Waiver of Conditions.  The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. Taxpayer Identification Number; Backup Withholding; IRS Form W-9.  U.S. federal income tax laws generally require that a tendering Holder provides the Exchange Agent with such Holder’s correct Taxpayer Identification Number (“TIN”) on IRS Form W-9, Request for Taxpayer Identification Number and Certification, below (the “IRS Form W-9”), which in the case of a Holder who is an individual, is his or her social security number. If the tendering Holder is a non-resident alien or a foreign entity, other requirements (as described below) will apply. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a US$50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, failure to provide the Exchange Agent with the correct TIN or an adequate basis for an exemption from backup withholding may result in backup withholding on payments made to the tendering Holder pursuant to the Exchange Offer at a current rate of 28%. If withholding results in an overpayment of taxes, the Holder may obtain a refund from the IRS.

Exempt Holders of the Notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. See the enclosed Instructions for the Requester of Form W-9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding, each tendering Holder that is a U.S. person (including a resident alien) must provide its correct TIN by completing the IRS Form W-9 set forth below, certifying, under penalties of perjury, that such Holder is a U.S. person (including a resident alien), that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) such Holder is exempt from backup withholding, or (ii) such Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such Holder that such Holder is no longer subject to backup withholding. If the Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, write “Applied For” in the space reserved for the TIN, as shown on IRS Form W-9. Note: Writing “Applied For” on the IRS Form W-9 means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to the Exchange Agent.

A tendering Holder that is a non-resident alien or a foreign entity must submit the appropriate completed IRS Form W-8 (generally IRS Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) to avoid backup withholding. The appropriate form may be obtained via the IRS website at www.irs.gov or by contacting the Exchange Agent at the address on the face of this Letter.

FAILURE TO COMPLETE IRS FORM W-9, IRS FORM W-8BEN OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING AT THE RATE DESCRIBED ABOVE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

9. Mutilated, Lost, Destroyed or Stolen Certificates.  Any Holder whose certificate(s) representing Initial Notes have been mutilated, lost, destroyed or stolen should promptly notify the Exchange Agent at the address on the face of this Letter for further instructions. This Letter and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen certificate(s) have been followed.

10. Withdrawal Rights.  Except as otherwise provided herein, tenders of Initial Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at the address set forth on the face of this Letter prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person who tendered the Initial Notes to be withdrawn, (ii) identify the Initial Notes to be withdrawn, including the aggregate principal amount of such Initial Notes or, in the case of Notes transferred by book-entry transfer, specify the number of the account at the Book-Entry Transfer Facility from which the Initial Notes were tendered and specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Initial Notes and otherwise comply with the procedures of such facility; (iii) contain a statement that such Holder is withdrawing its election to have such Initial Notes exchanged; (v) specify the name in which such Initial Notes are registered, if different from that of the person who tendered the Initial Notes.

All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer, whose determination shall be final and binding on all parties.

Any Initial Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Initial Notes so withdrawn are validly retendered. Properly withdrawn Initial Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

Any Initial Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the tendering Holder thereof without cost to such Holder (or, in the case of Initial Notes tendered by book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in “The Exchange Offer — Book-Entry Transfer” section of the Prospectus, such Initial Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Initial Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

11. Requests For Assistance and Additional Copies.  Questions and requests for assistance regarding this Letter, as well as requests for additional copies of the Prospectus, this Letter, Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

Print or type
See Specific Instructions on page 2.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service
Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

 Check appropriate box: ☐ Individual/Sole proprietor  ☐ Corporation  ☐ Partnership
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ►  ☐ Other (see instructions) ►
☐ Exempt payee

Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

 Part I
     Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.	Social security number or
Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.	Employer identification number

 Part II
     Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ►	Date ►

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.
Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•	The U.S. owner of a disregarded entity and not the entity,

•	The U.S. grantor or other owner of a grantor trust and not the trust, and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.
Cat. No. 10231X
Form W-9 (Rev. 10-2007)

 Print or type  See Specific Instructions on page 2.

Form W-9 (Rev. 10-2007)	Page 2

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).
Nonresident alien who becomes a resident alien.
Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.
If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.
Example.  Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.
If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.
What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.
You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.
Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).
Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.
Also see Special rules for partnerships on page 1.

Penalties
Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.
Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.
Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.
For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.
For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.
Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.
Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Form W-9 (Rev. 10-2007)	Page 3
Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.
Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.
The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.
The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

THEN the payment is exempt
IF the payment is for . . .	for . . .

Interest and dividend payments	All exempt payees except for 9

Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt payees 1 through 5

Payments over $600 required to be reported and direct sales over $5,000(1)	Generally, exempt payees 1 through 7(2)

(1)	See Form 1099-MISC, Miscellaneous Income, and its instructions.

(2)	However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.
If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.
If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.
Note. See the chart on page 4 for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).
If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.
Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.
For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.
Signature requirements. Complete the certification as indicated in 1 through 5 below.
1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 10-2007)	Page 4

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

For this type of account:		Give name and EIN of:

6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

(4)	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.
Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft
Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.
To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.
Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.
Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.
Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.
The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.
If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).
Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.
You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Instructions for the Requester of Form W-9
(Rev. September 2007)
Request for Taxpayer Identification Number and Certification

Section references are to the Internal Revenue Code unless
otherwise noted.

What’s New

Section 6049 contains new information reporting requirements for tax-exempt interest. For information on certification rules for tax-exempt interest payments, see Notice 2006-93 on page 798 of Internal Revenue Bulletin(I.R.B.) 2006-44 at www.irs.gov/pub/irs-irbs/irb06-44.pdf.

Reminders

•	The backup withholding rate is 28% for reportable payments.

•	The IRS website offers TIN Matching e-services for payers to validate name and TIN combinations. See Taxpayer Identification Number (TIN) Matching on page 4.

How Do I Know When To Use Form W-9?

Use Form W-9 to request the taxpayer identification number (TIN) of a U.S. person (including a resident alien) and to request certain certifications and claims for exemption. (See Purpose of Form on Form W-9.) Withholding agents may require signed Forms W-9 from U.S. exempt recipients to overcome any presumptions of foreign status. For federal purposes, a U.S. person includes but is not limited to;

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	Any estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301,7701-7),

A partnership may require a signed Form W-9 from its U.S. partners to overcome any presumptions of foreign status and to avoid withholding on the partner’s allocable share of the partnership’s effectively connected income. For more information, see Regulations section 1,1446-1,

Advise foreign persons to use the appropriate Form W-8. See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities, for more information and a list of the W-8 forms.

Also, a nonresident alien individual may, under certain circumstances, claim treaty benefits on scholarships and fellowship grant income. See Pub. 515 or Pub. 519, U.S. Tax Guide for Aliens, for more information.

Electronic Submission of Forms W-9

Requesters may establish a system for payees and payees’ agents to submit Forms W-9 electronically, including by fax. A requester is anyone required to file an information return. A payee is anyone required to provide a taxpayer identification number (TIN) to the requester.

Payee’s agent.  A payee’s agent can be an investment advisor (corporation, partnership, or individual) or an introducing broker. An investment advisor must be registered with the Securities Exchange Commission (SEC) under the Investment Advisers Act of 1940. The introducing broker is a broker-dealer that is regulated by the SEC and the National Association of Securities Dealers, Inc., and that is not a payer. Except for a broker who acts as a payee’s agent for “readily tradable instruments,” the advisor or broker must show in writing to the payer that the payee authorized the advisor or broker to transmit the Form W-9 to the payer.

Electronic system.  Generally, the electronic system must:

•	Ensure the information received is the information sent, and document all occasions of user access that result in the submission;

•	Make reasonably certain that the person accessing the system and submitting the form is the person identified on Form W-9, the investment advisor, or the introducing broker;

•	Provide the same information as the paper Form W-9;

•	Be able to supply a hard copy of the electronic Form W-9 if the Internal Revenue Service requests it; and

•	Require as the final entry in the submission an electronic signature by the payee whose name is on Form W-9 that authenticates and verifies the submission. The electronic signature must be under penalties of perjury and the perjury statement must contain the language of the paper Form W-9.

For Forms W-9 that are not required to be signed, the electronic system need not provide for an electronic signature or a perjury statement.

For more details, see the following.

•	Announcement 98-27 on page 30 of I.R.B. 1998-15 available at www.irs.gov/pub/irs-irbs/irb98-15.pdf.

•	Announcement 2001-91 on page 221 of I.R.B. 2001-36 available at www.irs.gov/pub/irs-irbs/irb01-36.pdf.

Cat No. 20479P

Individual Taxpayer Identification Number (ITIN)

Form W-9 (or an acceptable substitute) is used by persons required to file information returns with the IRS to get the payee’s (or other person’s) correct name and TIN. For individuals, the TIN is generally a social security number (SSN).

However, in some cases, individuals who become U.S. resident aliens for tax purposes are not eligible to obtain an SSN. This includes certain resident aliens who must receive information returns but who cannot obtain an SSN.

These individuals must apply for an ITIN on Form W-7, Application for IRS Individual Taxpayer Identification Number, unless they have an application pending for an SSN. Individuals who have an ITIN must provide it on Form W-9.

Substitute Form W-9

You may develop and use your own Form W-9 (a substitute Form W-9) if its content is substantially similar to the official IRS Form W-9 and it satisfies certain certification requirement.

You may incorporate a substitute Form W-9 into other business forms you customarily use, such as account signature cards. However, the certifications on the substitute Form W-9 must clearly state (as shown on the official Form W-9) that under penalties of perjury:

1. The payee’s TIN is correct,

2. The payee is not subject to backup withholding due to failure to report interest and dividend income, and

3. The payee is a U.S. person.

You may not:

1. Use a substitute Form W-9 that requires the payee, by signing, to agree to provisions unrelated to the required certifications, or

2 Imply that a payee may be subject to backup withholding unless the payee agrees to provisions on the substitute form that are unrelated to the required certifications.

A substitute Form W-9 that contains a separate signature line just for the certifications satisfies the requirement that the certifications be clearly stated.

If a single signature line is used for the required certifications and other provisions, the certifications must be highlighted, boxed, printed in bold-face type, or presented in some other manner that causes the language to stand out from all other information contained on the substitute form. Additionally, the following statement must be presented to stand out in the same manner as described above and must appear immediately above the single signature line:

“The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.”

If you use a substitute form, you are required to provide the Form W-9 instructions to the payee only if he or she requests them. However, if the IRS has notified the payee that backup withholding applies, then you must instruct the payee to strike out the language in the certification that relates to underreporting. This instruction can be given orally or in writing. See item 2 of the Certification on Form W-9. You can replace “defined below” with “defined in the instructions” in item 3 of the Certification on Form W-9 when the instructions will not be provided to the payee except upon request. For more information, see Revenue Procedure 83-89, 1983-2, C.B. 613; amplified by Revenue Procedure 95-26 which is on page 22 of I.R.B. 1996-8 at www.irs.gov/pub/irs-irbs/irb96-08-pdf.

TIN Applied for

For interest and dividend payments and certain payments with respect to readily tradable instruments, the payee may return a properly completed, signed Form W-9 to you with “Applied For” written in Part I. This is an “awaiting-TIN” certificate. The payee has 60 calendar days, from the date you receive this certificate, to provide a TIN. If you do not receive the payee’s TIN at that time, you must begin backup withholding on payments.

Reserve rule.  You must backup withhold on any reportable payments made during the 60-day period if a payee withdraws more than $500 at one time, unless the payee reserves 28 percent of all reportable payments made to the account.

Alternative rule.  You may also elect to backup withhold during this 60-day period, after a 7-day grace period, under one of the two alternative rules discussed below.

Option 1.  Backup withhold on any reportable payments if the payee makes a withdrawal from the account after the close of 7 business days after you receive the awaiting-TIN certificate. Treat as reportable payments all cash withdrawals in an amount up to the reportable payments made from the day after you receive the awaiting-TIN certificate to the day of withdrawal.

Option 2.  Backup withhold on any reportable payments made to the payee’s account, regardless of whether the payee makes any withdrawals, beginning no later than 7 business days after you receive the awaiting-TIN certificate.

The 60-day exemption from backup withholding does not apply to any payment other than interest, dividends, and certain payments relating to readily tradable instruments. Any other reportable payment, such as nonemployee compensation, is subject to backup withholding immediately, even if the payee has applied for and is awaiting a TIN.
Even if the payee gives you an awaiting-TIN certificate, you must backup withhold on reportable interest and dividend payments if the payee does not certify, under penalties of perjury, that the payee is not subject to backup withholding.

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If you do not collect backup withholdings from affected payees as required, you may become liable for any uncollected amount.

Payees Exempt From Backup Withholding

Even if the payee does not provide a TIN in the manner required, you are not required to backup withhold on any payments you make if the payee is:

1. An organization exempt from tax under section 501(a), any IRA where tho payor is also the trustee or custodian, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4.	A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5.	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6.	A corporation,

7.	A foreign central bank of issue,

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the united States,

9.	A futures commission merchant registered with the Commodity Futures Trading Commission,

10.	A real estate investment trust,

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940,

12.	A common trust fund operated by a bank under section 584(a),

13.	A financial institution,

14.	A middleman known in the investment community as a nominee or custodian, or

15.	A trust exempt from tax under section 664 or described in section 4947.

The following types of payments are exempt from backup withholding as indicated for items 1 through 15 above.

Interest and dividend payments.  All listed payees are exempt except the payee in item 9.

Broker transactions.  All payees listed in items 1 through 13 are exempt. A person registered under the Investment Advisers Act of 1940 who regularly acts as a broker is also exempt.

Barter exchange transactions and patronage dividends.  Only payees listed in items 1 through 5 are exempt.

Payments reportable under sections 6041 and 6041A.  Only payees listed in items 1 through 7 are generally exempt.

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC, Miscellaneous Income, are not exempt from backup withholding.

•	Medical and health care payments.

•	Attorneys’ fees.

•	Payments for services paid by a federal executive agency. (See Revenue Ruling 2003-66 on page 1115 in I.R.B. 2003-26 at www.irs.gov/pub/irs-irbs/irb03-26.pdf.)

Payments Exempt From Backup Withholding

Payments that are not subject to information reporting also are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations. The following payments are generally exempt from backup withholding.

Dividends and patronage dividends

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(K) distributions made by an ESOP.

Interest payments

•	Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

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Other types of payment

•	Wages.

•	Distributions from a pension, annuity, profit-sharing or stock bonus plan, any IRA where the payor is also the trustee or custodian, an owner-employee plan, or other deferred compensation plan.

•	Distributions from a medical or health savings account and long-term care benefits.

•	Certain surrenders of life insurance contracts.

•	Distribution from qualified tuition programs or Coverdell ESAs.

•	Gambling winnings if regular gambling winnings withholding is required under section 3402(q). However, if regular gambling winnings withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.

•	Real estate transactions reportable under section 6045(e).

•	Cancelled debts reportable under section 6050P.

•	Fish purchases for cash reportable under section 6050R.

•	Certain payment card transactions by a qualified payment card agent (as described in Revenue Procedure 2004-42 and Regulations section 31.3406(g)-1(f) and if the requirements under Regulations section 31.3406(g)-1(f) are met. Revenue Procedure 2004-42 is on page 121 of I.R.B. 2004-31 which is available at www.irs.gov/pub/irs-irbs/irb04-31.pdf.

Joint Foreign Payees

If the first payee listed on an account gives you a Form W-8 or a similar statement signed under penalties of perjury, backup withholding applies unless:

1. Every joint payee provides the statement regarding foreign status, or

2. Any one of the joint payees who has not established foreign status gives you a TIN.

If any one of the joint payees who has not established foreign status gives you a TIN, use that number for purposes of backup withholding and information reporting.

For more information on foreign payees, see the Instructions for the Requester of Forms W-8BEN, W-8ECI, W-8EXP, and W-8IMY.

Names and TINs To Use for Information Reporting

Show the full name and address as provided on Form W-9 on the information return filed with that IRS and on the copy furnished to the payee. If you made payments to more than one payee or the account is in more than one name, enter on the first name line only the name of the payee whose TIN is shown on the information return. You may show me names of any other individual payees in the area below the first name line.

Sole proprietor.  Enter the individual’s name on the first name line. On the second name line, enter the business name or “doing business as (DBA)” it provided. You may not enter only the business name. For the TIN, you may enter either the individual’s SSN or the employer identification number (EIN) of the business. However, the IRS encourages you to use the SSN.

LLC.  For an LLC that is disregarded as an entity separate from its owner, you must show the owner’s name on the first name line. On the second name line, you may enter the LLC’S name. Use the owner’s TIN. Do not enter the disregarded entity’s EIN.

Notices From the IRS

The IRS will send you a notice if the payee’s name and TIN on the information return you filed do not match the IRS’s records. (See Taxpayer identification Number (TIN) Matching below.) You may have to send a “B” notice to the payee to solicit another TIN. Pub. 1281, Backup Withholding for Missing and Incorrect Name/TIN(s), contains copies of the two types of “B” notices.

Taxpayer Identification Number (TIN) Matching

TIN Matching allows a payer or authorized agent who is required to file Forms 1099-B, DIV, INT, MISC, OID. and /or PATR to match TIN and name combinations with IRS records before submitting the forms to the IRS. TIN Matching is one of the e-services products that is offered, and is accessible through the IRS website. Go to www.irs.gov and search for “e-services.” It is anticipated that payers who validate the TIN and name combinations before filing information returns wild receive fewer backup withholding (CP2100) “B” notices and penalty notices.

Additional Information

For more information on backup withholding, see Pub.1281.

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Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth below. Additional copies of the Prospectus, this Letter or other materials related to the Exchange Offer may be obtained from the Exchange Agent or from brokers, dealers, commercial banks or trust companies.

The Exchange Agent for the Exchange Offer is:

The Bank of New York Mellon

By Registered & Certified Mail:	By Regular Mail or Overnight Courier:	In Person by Hand Only

The Bank of New York Mellon Corporate Trust Operations Reorganization Unit 101 Barclay Street – 7 East New York, N.Y. 10286 United States of America	The Bank of New York Mellon Corporate Trust Operations Reorganization Unit 101 Barclay Street – 7 East New York, N.Y. 10286 United States of America	The Bank of New York Mellon Corporate Trust Operations Reorganization Unit 101 Barclay Street – 7 East New York, N.Y. 10286 United States of America

By Facsimile (for Eligible Institutions only):

(212)-298-1915

For Information or Confirmation by
Telephone:

(212)-815-5098
Attn: Mr. Randolph Holder

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Annex A

Guarantors

Guarantor	Jurisdiction of Incorporation or Organization
Melco Crown Entertainment Limited	Cayman Islands
MPEL International Limited	Cayman Islands
Melco Crown Gaming (Macau) Limited	Macau Special Administrative Region of the People’s Republic of China
MPEL Nominee One Limited	Cayman Islands
MPEL Investments Limited	Cayman Islands
Altira Hotel Limited	Macau Special Administrative Region of the People’s Republic of China
Altira Developments Limited	Macau Special Administrative Region of the People’s Republic of China
Melco Crown (COD) Hotels Limited	Macau Special Administrative Region of the People’s Republic of China
Melco Crown (COD) Developments Limited	Macau Special Administrative Region of the People’s Republic of China
Melco Crown (Cafe) Limited	Macau Special Administrative Region of the People’s Republic of China
Golden Future (Management Services) Limited	Macau Special Administrative Region of the People’s Republic of China
MPEL (Delaware) LLC	Delaware
Melco Crown Hospitality and Services Limited	Macau Special Administrative Region of the People’s Republic of China
Melco Crown (COD) Retail Services Limited	Macau Special Administrative Region of the People’s Republic of China
Melco Crown (COD) Ventures Limited	Macau Special Administrative Region of the People’s Republic of China
COD Theatre Limited	Macau Special Administrative Region of the People’s Republic of China
Melco Crown COD (HR) Hotel Limited	Macau Special Administrative Region of the People’s Republic of China
Melco Crown COD (CT) Hotel Limited	Macau Special Administrative Region of the People’s Republic of China
Melco Crown COD (GH) Hotel Limited	Macau Special Administrative Region of the People’s Republic of China

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